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                                                                    EXHIBIT 21.2

                   CAPITAL AUTOMOTIVE REIT AND SUBSIDIARIES


                                                     STATE OF INCORPORATION
                NAME OF SUBSIDIARY                      OR ORGANIZATION
                ------------------                      ---------------
                CAPITAL AUTOMOTIVE L.P.                    DELAWARE
                2298 CRAIN HIGHWAY LLC                     MARYLAND
                CAR PARK L.L.C.                            DELAWARE
                CAR JACKSON L.L.C.                         DELAWARE
                CAR WIGGINS L.L.C.                         DELAWARE
                CAR GUR L.L.C.                             DELAWARE
                CAR TON L.L.C.                             DELAWARE
                CAR MOT II L.L.C.                          DELAWARE
                CAR I JACKSON L.P.                         DELAWARE
                CAR MOT L.L.C.                             DELAWARE
                CARS-DBSPE1, INC.                          DELAWARE
                CARS-DB1, L.L.C.                           DELAWARE
                CARS-DBSPE2, INC.                          DELAWARE
                CARS-DBSPE3, INC.                          DELAWARE
                CARS-DBSPE4, INC.                          DELAWARE
                CARS-DB4, L.P.                             DELAWARE
                CARS-FEN L.L.C.                            DELAWARE
                CAR FAA L.L.C.                             DELAWARE
                CAR GP1, INC.                              DELAWARE
                CAR PER L.L.C.                             DELAWARE
                CAR GRAUTO1 LAND L.P.                      DELAWARE
                CAR GPAAUTO1 LAND L.L.C.                   DELAWARE
                CAR I ALEXANDER, INC.                      DELAWARE
                CAR ALEXANDER L.P.                         DELAWARE
                CAR CZ L.L.C.                              DELAWARE
                CAR MUL L.L.C.                             DELAWARE
                CAR MMC L.L.C.                             DELAWARE
                CAR MCC L.L.C.                             DELAWARE
                CAR HDV L.L.C.                             DELAWARE
                CAR GPASB INC.                             DELAWARE
                CAR ASBTX L.P.                             DELAWARE
                CAR ASBFL L.L.C.                           DELAWARE
                CAR WORTH, INC.                            DELAWARE
                CAR WTH L.P.                               DELAWARE
                CAR AUF L.L.C.                             DELAWARE
                CAR GPLAFO L.L.C.                          DELAWARE
                CAR MMR L.L.C.                             DELAWARE
                CAR CASA L.L.C.                            DELAWARE
                CAR BOH L.L.C.                             DELAWARE
                CAR MIL L.L.C.                             DELAWARE
                CAR SONFREE L.L.C.                         DELAWARE